Note 8 - Deferred Charges, Net	6 Months Ended
Jun. 30, 2022
Notes to Financial Statements
Deferred Charges [Text Block]

8. Deferred Charges, net:

Deferred charges, net include the unamortized dry-docking and special survey costs. The amounts in the accompanying consolidated balance sheets are as follows:

Balance, January 1, 2022	$31,859
Additions	21,393
Amortization	(5,646)
Write-off and other movements (Note 7)	(1,668)
Balance, June 30, 2022	$45,938

During the six-month period ended June 30, 2022, nine vessels underwent and completed their dry-docking and special survey and three vessels were in the process of completing their dry-docking and special survey. During the six-month period ended June 30, 2021, eight vessels underwent and completed their dry-docking and special survey and one was in the process of completing its dry-docking and special survey. The amortization of the dry-docking and special survey costs is separately reflected in the accompanying consolidated statements of income.